Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       LEXINGTON B & L FINANCIAL CORP.
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              (Name of Registrant as Specified in Its Charter)


                      LEXINGTON B & L FINANCIAL CORP.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                  N/A
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(2)  Aggregate number of securities to which transactions applies:
                  N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A
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(4)  Proposed maximum aggregate value of transaction:
                  N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                  N/A
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(2)  Form, schedule or registration statement no.:
                  N/A
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(3)  Filing party:
                  N/A
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(4)  Date filed:
                  N/A
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 PAGE

                                December 13, 1996

Dear Shareholder:

         You are cordially invited to attend the First Annual Meeting of Shareholders of Lexington B & L Financial Corp. to be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Monday, January 27, 1997, at 10:00 a.m., Central Time. The Corporation is the parent holding company of B & L Bank.

         The attached Notice of the First Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Moore, Horton & Carlson, P.C., the Corporation's independent auditors, will be present to respond to appropriate questions of shareholders.

         To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

         We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Erwin Oetting, Jr.

                                    Erwin Oetting, Jr.
                                    President and Chief
                                    Executive Officer
PAGE

                       LEXINGTON B & L FINANCIAL CORP.
                             919 Franklin Avenue
                                 P.O. Box 190
                          Lexington, Missouri  64067
                                (816) 259-2247
-----------------------------------------------------------------------------
                NOTICE OF FIRST ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on January 27, 1997
-----------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the First Annual Meeting of Shareholders ("Meeting") of Lexington B & L Financial Corp. ("Corporation") will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Monday, January 27, 1997, at 10:00 a.m., Central Time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Corporation;

         2. The ratification of the adoption of the Lexington B & L Financial Corp. 1996 Stock Option Plan;

         3. The ratification of the adoption of the Lexington B & L Financial Corp. 1996 Management Recognition and Development Plan; and

         4. Such other matters as may properly come before the Meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on December 2, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ E. Steva Vialle

                            E. STEVA VIALLE
                            SECRETARY


Lexington, Missouri
December 13, 1996

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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
----------------------------------------------------------------------------

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                              PROXY STATEMENT
                                    OF
                        LEXINGTON B & L FINANCIAL CORP.
                              919 Franklin Avenue
                                  P.O. Box 190
                          Lexington, Missouri  64067
                                 (816) 259-2247
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                    FIRST ANNUAL MEETING OF SHAREHOLDERS
                              January 27, 1997
----------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lexington B & L Financial Corp. ("Corporation") to be used at the First Annual Meeting of Shareholders of the Corporation ("Meeting"). The Meeting will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Monday, January 27, 1997, at 10:00 a.m., Central Time. The Corporation is the holding company for B & L Bank ("Bank"). The accompanying Notice of First Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about December 13, 1996.

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                           REVOCATION OF PROXIES
----------------------------------------------------------------------------

         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and at all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at 919 Franklin Avenue, P.O. Box 190, Lexington, Missouri 64067, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A previously submitted proxy also will be revoked if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

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          VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT
----------------------------------------------------------------------------

         Shareholders of record as of the close of business on December 2, 1996 are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. Shareholders are not permitted to cumulate their votes for the election of directors. As of December 2, 1996, the Corporation had 1,265,000 shares of Common Stock issued and outstanding.

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The two directors to be elected at the Meeting will be elected by a plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Abstentions may be specified on all proposals submitted to a shareholder vote other than the election of directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Thus, abstentions on the Corporation's proposals to ratify the adoption of the 1996 Stock Option Plan and to ratify the adoption of the Management Recognition and Development Plan will have the effect of a vote against such proposals. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to a proposal and, accordingly, will have no effect on the outcome of such proposal.

         Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of December 2, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at December 2, 1996. The table also sets forth, as of December 2, 1996, information as to the shares of Common Stock beneficially owned by each director, the "named executive officer" of the Corporation, and all executive officers and directors of the Corporation as a group.

                               Amount and Nature    Percent of
                                 of Beneficial     Common Stock
Beneficial Owner                  Ownership(1)      Outstanding
----------------                  ------------      -----------

Beneficial Owners of More Than 5%

B & L Bank
Employee Stock
Ownership Plan Trust               101,200             8.00%

Jerome H. Davis
Susan B. Davis                     109,200(2)          8.63(2)

Directors and Named Executive Officer (3)

Erwin Oetting, Jr.,
 President and
 Chief Executive Officer            15,000             1.19
Steve Oliaro                        10,700             0.85
Norman Vialle                        7,500             0.59
Charles R. Wilcoxon                  7,000             0.55
E. Steva Vialle                      7,500             0.59
Glenn H. Twente                      5,000             0.40

All Executive Officers and
Directors as a
Group (8 persons)                   57,730             4.56
____________________
(1) Pursuant to Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from December 2, 1996. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2)  Based on a Schedule 13D dated September 11, 1996.
(3) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Erwin Oetting, Jr. was the Corporation's only "named executive officer" for the fiscal year ended September 30, 1996. He is also a director of the Corporation.

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                        PROPOSAL I - ELECTION OF DIRECTORS
----------------------------------------------------------------------------

         The Corporation's Board of Directors consists of six members. The Board is divided into three classes with staggered terms, and each director is elected for a three-year term. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated for election as directors Norman Vialle and Charles R. Wilcoxon. The nominees are current members of the Boards of Directors of the Corporation and the Bank. Each director of the Corporation is also a director of the Bank.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The Board of Directors recommends that shareholders vote "FOR" the election of Messrs. N. Vialle and Wilcoxon.

         The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Meeting.

                            Principal       Year
                            Occupations     First         Term
                            During Last     Elected        to
Name                  Age   Five Years      Directors(1)  Expire
----                  ---   -----------     ------------  ------

                              BOARD NOMINEES

Norman Vialle(3)      70    Retired owner      1964      2000(4)
                            and operator
                            of Maid-Rite
                            Drive-In,
                            Lexington,
                            Missouri

Charles R. Wilcoxon   84    Retired            1962      2000(4)
                            businessman.

                    DIRECTORS CONTINUING IN OFFICE

Erwin Oetting, Jr.    56    President and      1966      1999
                            Chief Executive
                            Officer of the
                            Corporation
                            and President,
                            Chairman of
                            the Board and
                            Chief Executive
                            Officer of the
                            Bank.

Steve Oliaro          51    Owner of Baker     1989      1999
                            Memorials, Inc.
                            and sole proprietor
                            of Custom Grafix
                            Design, both in
                            Lexington,
                            Missouri.

E. Steva Vialle(3)    45    Treasurer, Chief   1992      1998
                            Financial Officer
                            and Secretary of
                            the Corporation
                            and Executive Vice
                            President, Chief
                            Operating Officer
                            and Secretary of
                            the Bank.

Glenn H. Twente       69    Retired            1981      1998
                            chiropractor.

                     (footnotes on following page)

------------------
(1)  At September 30, 1996.
(2)  Includes prior service on the Board of Directors of the Bank.
(3)  Norman Vialle is the uncle of E. Steva Vialle.
(4)  Assuming re-election at the Meeting.

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            MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------------------

         The Boards of Directors of the Corporation and the Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended September 30, 1996, the Board of Directors of the Corporation held one meeting in connection with its initial organization and eight subsequent meetings and the Board of Directors of the Bank held 26 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

         The entire Board of Directors functions as an audit committee to receive and review reports prepared by the Bank's outside auditor and as a compensation committee to review and establish annual employee salary increases and bonuses. During the fiscal year ended September 30, 1996, the Board of Directors met once in its capacity as an audit committee and once in its capacity as a compensation committee.

         The Executive Committee, consisting of Directors Oetting, E. Vialle,
N. Vialle and Oliaro, meets as needed. All actions of the Executive Committee are subsequently ratified by the full Board of Directors. The Executive Committee did not meet during the fiscal year ended September 30, 1996.

         The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. Section 2.16 of the Corporation's Bylaws provides that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to the date of a meeting of shareholders; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, such written notice must be delivered to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the shareholder giving such notice, his or her name and address as they appear on the Corporation's books, and the class and number of shares of the Corporation which are beneficially owned by such shareholder. The Board of Directors met once in its capacity as the nominating committee to select the nominees for election as directors at the Meeting.

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                       DIRECTORS' COMPENSATION
----------------------------------------------------------------------------

       All of the Directors of the Corporation currently serve on the Board of Directors of the Bank. Directors of the Bank received a fee of $625 per month during the year ended September 30, 1996. No additional compensation is paid for service on the Board of Directors of the Corporation. Directors' fees totalled $39,600 for the fiscal year ended September 30, 1996.

         The Bank has adopted a retirement plan to help ensure the retention of directors of experience and ability in key positions of responsibility by providing such directors with a retirement benefit upon their retirement from the Board of Directors. The plan provides that a director who retires from the Board with specified years of service will be designated a director emeritus and continue to receive the compensation payable to members of the Board for a period of five years following retirement. The same benefit would be payable to the director (or his designated beneficiary) in the event of his death or disability while serving on the Board if the director was otherwise eligible to receive the normal retirement benefit. In the event of a change in control of the Bank (as defined in the plan), the plan provides that all directors would be deemed retired and the then present value of the normal retirement benefit would be payable in a lump sum to each director on the effective date of the change in control.

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                       EXECUTIVE COMPENSATION
----------------------------------------------------------------------------

         Summary Compensation Table. The following information is furnished for the named executive officer.

                                    Annual Compensation(1)
                                -------------------------------
Name and                                           Other Annual
Position             Year       Salary     Bonus   Compensation
--------             ----       ------     -----   -------------

Erwin Oetting, Jr.,  1996      $71,899    $7,055    $10,073(2)
President and Chief  1995       70,849     6,875      7,565
Executive Officer
---------------------
(1) All compensation is paid by the Bank. Compensation information for prior fiscal years has been omitted because the Corporation was neither a public company nor a subsidiary thereof at such times. Excludes certain additional benefits, the aggregate amounts of which do not exceed 10% of total salary and bonus.
(2) Consists of directors' fees of $6,600 and a $3,473 salary received from the Bank's service corporation.

         Employment Agreements. The Corporation and the Bank (collectively, the "Employers") have entered into a three-year employment agreement with Mr. Oetting. Under the agreement, the salary level for Mr. Oetting is $71,899, which amount will be paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. In determining the salary level for Mr. Oetting, the Board will consider compensation levels for similarly situated executives at comparable institutions, the financial performance of the Bank, as well as his individual performance. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

         The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Oetting is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

         The severance payment from the Employers will equal 2.99 times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at September 30, 1996, Mr. Oetting would have been entitled to severance payments of approximately $215,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code") states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreement restricts the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Oetting voluntarily terminates employment, except in the event of a change in control.

         The Employers have also entered into employment agreements with other executive officers of the Corporation and the Bank on substantially similar terms.

         Salary Continuation Agreements. The Bank has entered into salary continuation agreements with Mr. Oetting to ensure his continued service with the Bank through retirement and to provide him with additional financial security at retirement. The agreement provides that if Mr. Oetting remains employed by the Bank through the retirement age specified in the Agreement, the Bank will provide him with monthly benefits of $2,917 for a period of 180 months following retirement. The agreement provides for retirement at age 60 for Mr. Oetting. Under the agreement, Mr. Oetting will vest ratably in his salary continuation benefit over the number of years remaining to the specified retirement age. However, in the event of a change in control of the Corporation or the Bank (as defined in the agreements), Mr. Oetting would be fully vested as of the effective date of the change in control. In the event that Mr. Oetting terminates his employment with the Corporation or the Bank prior to the specified retirement age, the retirement benefit will be reduced to the amount of the vested benefit on the date of termination. In the event of the Mr. Oetting's death while employed by the Corporation or the Bank, his designated beneficiary will receive the same benefit as Mr. Oetting had retired at the specified retirement age. The Bank accrued compensation expense of approximately $29,000 with respect to its liability to Mr. Oetting under the terms of the salary continuation agreement.

         The Bank has also entered into a salary continuation agreement with another executive officer of the Corporation and the Bank on substantially similar terms.

         Defined Benefit Plan. The Bank is a participant in the Financial Institution Retirement Fund ("FIRF"), a multi-employer, non-contributory defined benefit retirement plan. The FIRF plan covers all employees who have completed one year of service and have attained the age of 21 years and provides for monthly retirement benefits determined based on the employee's base salary and years of service after June 1, 1988. The normal retirement age is 65 and the early retirement age is before age 65, but generally after age 55. Normal retirement benefits are equal to 2.0% multiplied by the years of service to the Bank and the employee's average salary for the five highest consecutive years preceding retirement. Benefits under the plan are not subject to offset for social security benefits. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement and receives benefits prior to age 65, benefits are reduced by applying an early retirement factor based on the number of years the early retirement date precedes age 65. If a participant terminates employment prior to the normal retirement date or early retirement date as a result of disability, the participant would receive the vested percentage of benefits at the participant's normal retirement date. Separate actuarial valuations are not made for individual members of the plan. Pension costs and funding include normal costs. According to FIRF, plan assets exceeded vested benefits as of June 30, 1995, the date of the most current actuarial valuation. Pension expense for the fiscal year ended September 30, 1996 was $27,000. As of September 30, 1996, Mr. Oetting had 8.5 years of credited service under the plan.

         The following table illustrates annual pension benefits payable at normal retirement age, based on various levels of compensation and years of service.

                             Years of Service
Highest Five Year --------------------------------------------
Compensation         5        10        15        25       35
----------------- --------------------------------------------

$ 10,000 . . . .  1,000     2,000     3,000      5,000   7,000
  20,000 . . . .  2,000     4,000     6,000     10,000  14,000
  30,000 . . . .  3,000     6,000     9,000     15,000  21,000
  40,000 . . . .  4,000     8,000    12,000     20,000  28,000
  60,000 . . . .  6,000    12,000    18,000     30,000  42,000
  80,000 . . . .  8,000    16,000    24,000     40,000  56,000
 100,000 . . . . 10,000    20,000    30,000     50,000  70,000
 120,000 . . . . 12,000    24,000    36,000     60,000  84,000

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          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
----------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC.

         Based solely on a review of the reports and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1996 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

----------------------------------------------------------------------------
                  TRANSACTIONS WITH MANAGEMENT
----------------------------------------------------------------------------

         As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Bank to such person and his or her related interests, are in excess of the greater of $25,000, or 5% of the Bank's capital and surplus (up to a maximum of $500,000), are subject to approval in advance by a majority of the disinterested members of the Board of Directors. At September 30, 1996, loans outstanding to directors, executive officers and their associates totalled approximately $208,000.

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        PROPOSAL II - RATIFICATION OF 1996 STOCK OPTION PLAN
----------------------------------------------------------------------------

         The Corporation's Board of Directors adopted the 1996 Stock Option Plan ("Option Plan") on November 27, 1996, subject to approval by the Corporation's shareholders. Assuming shareholder approval, the Option Plan will be effective on June 6, 1997. By postponing the effective date, the Option Plan will not be subject to certain regulatory restrictions otherwise applicable to plans implemented prior to the first anniversary of the Bank's mutual to stock conversion. The following description of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan which is attached as Exhibit A.

                                         7
PAGE

Administration of the Option Plan

         The Option Plan is administered by a committee of the Board of Directors ("Committee") consisting of not less than two non-employee members of the Board of Directors. In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Committee will consider those non-employee directors, officers and employees who are expected to make significant contributions to the long-term success of the Corporation and the Bank. With respect to awards to officers and employees, the Committee also determines which options are intended to qualify for special treatment under the Internal Revenue Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options"). The Option Plan provides that all options granted to non-employee directors are Non-Qualified Stock Options.

         The Board of Directors may from time to time amend or terminate the Option Plan in any respect. An amendment to the Option Plan may be subject to shareholder approval if such approval is necessary to comply with any tax or regulatory requirement. No amendment or termination may retroactively impair the rights of any person with respect to an option.

Shares Subject to the Option Plan

         The Corporation has reserved an aggregate of 126,500 shares of the Corporation's Common Stock for issuance pursuant to the exercise of stock options which may be granted to officers, employees and non-employee directors.

         In the event of a merger, consolidation, sale of all or substantially all of the property of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, to the extent permitted by the Corporation, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

Option Price

         The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Corporation's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

Terms of Options

        In general, the Committee has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is 10 years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Corporation's stock). The Option Plan provides that all awards under the Option Plan will become exercisable in equal installments over a five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Corporation or the Bank.

         Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Option Plan.

Federal Income Tax Consequences of Non-Qualified Options

         An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Corporation and the Corporation is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

         Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under
Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

Federal Income Tax Consequences of Incentive Stock Options

         An Incentive Stock Option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Corporation will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Corporation will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

         If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

         An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

         The Corporation will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

         Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

Alternative Minimum Tax

        For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes generally will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

New Plan Benefits

         The following table sets forth information regarding the number of options anticipated to be granted under the Option Plan as of the effective date of the Plan. Each option award specified below is intended to be granted at 100% of the fair market value of the Corporation's Common Stock on the date of grant and become exercisable in equal installments over a five-year period.
                                                   Anticipated
                           Position with               Stock
Name                       Corporation             Option Grant
----                       --------------          ------------

Erwin Oetting, Jr.         President and Chief
                           Executive Officer           25,300

All current executive
officers as a group
(4 persons)                       --                   63,250

All non-employee
directors (4 persons)             --                   25,300

All non-executive
officers/employees
as a group (6 persons)            --                   12,650

         The balance of the options that may be granted under the Option Plan (options for 25,300 shares of Common Stock) are expected to be allocated in the future to non-employee directors, subsidiary directors, officers and employees.

Adoption of the Option Plan

         Subject to approval by the Corporation's shareholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and non-employee directors of the Corporation and its subsidiaries by issuing options to purchase shares of the Corporation's Common Stock, thereby enabling such directors, officers and employees to acquire or increase their proprietary interest in the Corporation and encouraging them to remain in the employ or remain directors of the Corporation and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives that will benefit the Corporation and its shareholders.

Moreover, the Board of Directors believes that the terms of the Option Plan are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Bank's peer group. The Option Plan must be approved by a majority of the outstanding shares of Common Stock of the Corporation. The Board of Directors recommends a vote "FOR" the adoption of the 1996 Stock Option Plan attached as Exhibit A.

----------------------------------------------------------------------------
         PROPOSAL III - RATIFICATION OF THE 1996 MANAGEMENT
                  RECOGNITION AND DEVELOPMENT PLAN
----------------------------------------------------------------------------

         The Corporation's Board of Directors the 1996 Management Recognition and Development Plan ("MRDP") on November 27, 1996 for the benefit of officers, employees and non-employee directors of the Corporation and its subsidiaries, subject to approval by the shareholders of the Corporation. Assuming shareholder approval, the MRDP will be effective on June 6, 1997.
By postponing the effective date, the MRDP will not be subject to certain regulatory restrictions otherwise applicable to plans implemented prior to
the first anniversary of the Bank's mutual to stock conversion.   The
following description of the MRDP is qualified in its entirety by reference to the complete text of the MRDP which is attached as Exhibit B.

         The purpose of the MRDP is to encourage and provide an additional incentive to non-employee directors, officers and employees of the Corporation and its subsidiaries to increase the value of the Corporation and its Common Stock by permitting them to acquire a significant equity interest in the Corporation. The MRDP is also intended to assist the Corporation in attracting and retaining superior personnel and to encourage them to remain as directors or employees of the Corporation. All awards under the MRDP are made by a committee of the Board of Directors consisting of at least two non-employee directors.

         MRDP awards are made in the form of restricted stock that is subject to restrictions on transfer of ownership. MRDP awards vest over a five-year period in equal installments beginning on the first anniversary of the effective date of the MRDP. If the employee or non-employee director terminates service for reasons other than death or disability, the employee or director forfeits all rights to the allocated shares under restriction.
If the employee's or director's termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. MRDP awards also will become fully vested upon a change in control (as defined in the MRDP) of the Corporation or the Bank. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the years in which the shares vest. An eligible officer or director will not be entitled to voting and other shareholder rights with respect to the shares while restricted. Furthermore, the shares, while restricted, cannot be sold, pledged or otherwise disposed of and dividends paid during the period of restriction will be held in escrow.

         A recipient of an award who receives a grant of restricted stock and does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Corporation will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Corporation will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Corporation will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

         The MRDP may utilize authorized but unissued shares of Common Stock from the Corporation in fulfillment of awards. Any such use of shares by the MRDP could dilute the holdings of the Corporation's shareholders. The MRDP also may purchase Common Stock in the open market through a trust established in connection with the MRDP and funded with contributions from the Corporation. No more than 50,600 shares may be issued under the

MRDP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRDP at any time, and if it does so, any shares not allocated will revert to the Corporation.

New Plan Benefits

         The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP as of the date the MRDP is approved by shareholders. Each award specified below is intended to vest in equal installments over a five-year period.

                            Position with       Anticipated MRDP
Name                         Corporation              Grant
----                         -----------        ----------------

Erwin Oetting, Jr.         President and
                           Chief Executive
                           Officer                    12,650

All current executive
officers as a group
(4 persons)                     --                    32,890

All non-employee
directors (4 persons)           --                    10,120

All non-executive
officers/employees
as a group (6 persons)          --                     7,590

Adoption of the MRDP

         The Board of Directors has determined that the MRDP is desirable and will produce incentives for management that will benefit the Corporation and its shareholders. The Board of Directors believes that the MRDP will be a significant factor in aligning the interests of management with those of shareholders and that the terms of the MRDP are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Bank's peer group. The MRDP must be approved by a majority of the outstanding shares of Common Stock of the Corporation. The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.

----------------------------------------------------------------------------
                         INDEPENDENT AUDITORS
----------------------------------------------------------------------------

         Moore, Horton & Carlson, P.C. served as the Corporation's independent public accountants for the 1996 fiscal year. The Board of Directors has appointed Moore, Horton & Carlson, P.C. to be its auditors for the 1997 fiscal year. A representative of Moore, Horton & Carlson, P.C. is expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

----------------------------------------------------------------------------
                             OTHER MATTERS
----------------------------------------------------------------------------

         The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

----------------------------------------------------------------------------
                             MISCELLANEOUS
----------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation. The Corporation also has retained Regan & Associates, New York, New York, to assist in soliciting proxies at a cost of $3,000 plus expenses up to $1,500.

         The Corporation's Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on December 2, 1996. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

----------------------------------------------------------------------------
                          SHAREHOLDER PROPOSALS
----------------------------------------------------------------------------

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's main office at 919 Franklin Avenue, Lexington, Missouri, no later than August 16, 1997. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ E. Steva Vialle

                           E. STEVA VIALLE
                           SECRETARY


Lexington, Missouri
December 13, 1996

----------------------------------------------------------------------------
                              FORM 10-KSB
----------------------------------------------------------------------------
A copy of the Corporation's Form 10-KSB for the fiscal year ended September 30, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders as of the record date upon written request to E. Steva Vialle, Corporate Secretary, Lexington B & L Financial Corp., 919 Franklin Avenue, Lexington, Missouri 64067.
----------------------------------------------------------------------------

                                REVOCABLE PROXY
                        LEXINGTON B & L FINANCIAL CORP.
----------------------------------------------------------------------------
                      FIRST ANNUAL MEETING OF SHAREHOLDERS
                               JANUARY 27, 1997
----------------------------------------------------------------------------

         The undersigned hereby appoints the entire Board of Directors as the official Proxy Committee with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Lexington B & L Financial Corp. which the undersigned is entitled to vote at the First Annual Meeting of Shareholders, to be held at the main office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Monday, January 27, 1997, at 10:00 a.m., Central Time, and at any and all adjournments thereof, as follows:

                                                         VOTE
                                         FOR            WITHHELD
        1.  The election as              ---            --------
            directors of all
            nominees listed              [ ]                [ ]
            below (except as
            marked to the
            contrary below).

            Norman Vialle
            Charles R. Wilcoxon


            INSTRUCTION:  To withhold your vote
            for any individual nominee, write
            that nominee's name on the line below.

            ---------------------------------------
            ---------------------------------------


                                       FOR   AGAINST  ABSTAIN
                                       ---   -------  -------
        2.  The ratification of
            the adoption of the
            Lexington B & L             [ ]     [ ]      [ ]
            Financial Corp. 1996
            Stock Option Plan.

        3.  The ratification of
            the adoption of the
            Lexington B & L             [ ]     [ ]       [ ]
            Financial Corp.
            Management Recognition
            and Development Plan.

        4.  Such other matters as
            may properly come before
            the Meeting or any
            adjournments thereof.

        The Board of Directors recommends a vote "FOR" the above proposals.

----------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
----------------------------------------------------------------------------

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the First Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of First Annual Meeting of Shareholders, a proxy statement for the First Annual Meeting of Shareholders, and the 1996 Annual Report to Shareholders.


Dated:              , 199___


-------------------------              -------------------------
PRINT NAME OF SHAREHOLDER              PRINT NAME OF SHAREHOLDER


------------------------               -------------------------
SIGNATURE OF SHAREHOLDER               SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

----------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
----------------------------------------------------------------------------

                      Lexington B & L Financial Corp.                EXHIBIT A

                          1996 Stock Option Plan

SECTION 1. Purpose. The purposes of the Lexington B & L Financial Corp. 1996 Stock Option Plan are to promote the interests of the Company, its affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its affiliates; (ii) motivating such employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

       "Affiliate" shall mean the Bank and any other "subsidiary" of the Company as defined in Section 424(f) of the Code.

       "Award" shall mean any grant of Options or Director Options.

       "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

       "Bank" shall mean B & L Bank, Lexington, Missouri.

       "Board" shall mean the Board of Directors of the Company.

       "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares,
(b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

       "Code" shall mean the Internal Revenue Code of 1986, as amended.

       "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not so designated, the Board shall serve as the Committee for all purposes under the Plan.

       "Company" shall mean Lexington B & L Financial Corp., a Missouri corporation.

       "Director Option" shall mean a Non-Qualified Stock Option granted to an Eligible Director pursuant to Section 6(e).

       "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

       "Effective Date" shall mean the date specified in Section 9(a) of the Plan.

       "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

       "Employee" shall mean an employee of the Company or any Affiliate.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

       "Fair Market Value" shall be determined as follows:

       (a) If the Shares are traded or quoted on the Nasdaq Stock Market or other national securities exchange at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

       (b) If the Shares are not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

       "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

       "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

       "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

       "Participant" shall mean any Employee or Eligible Director selected by the Committee to receive an Award of Options or Director Options, as appropriate.

       "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

       "Plan" shall mean the Lexington B & L Financial Corp. 1996 Stock Option Plan.

       "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

       "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

       "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

       "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company.

       "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company and/or, the Bank and a Participant.

SECTION 3.   Administration.

       (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

       (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4.   Shares Available for Awards.

       (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 126,500. If, after the effective date of the Plan, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered.

       (b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number

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of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended.

       (c) Sources of Shares. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. Eligibility. An Employee, including any officer or employee-director of the Company, shall be eligible to be designated a Participant. Each Eligible Director shall be eligible to receive Director Options in accordance with Section 6(e) hereof.

SECTION 6.   Options and Director Options.

       (a) Grant. Subject to the provisions of the Plan and the recommendation of the Board, the Committee shall determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In such case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to one hundred thousand dollars ($100,000) per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

       (b) Exercise Price. The Committee shall establish the exercise price at the time each Option or Director Option is granted, which price shall not be less than one hundred percent (100%) of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than one hundred ten percent (110%) of the per Share Fair Market Value on the date of grant.

       (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, however, that in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after the earlier of (i) the date which is ten (10) years (five (5) years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or (ii) the date which is three (3) months (twelve (12) months in the case of a Participant who becomes Disabled, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate; provided, further, that no Award of Options under the Plan shall vest more rapidly than ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains an Employee of the Company or an Affiliate; provided, further, that an Award of Options shall be one hundred percent (100%) vested upon a Participant's death or Disability.
In the event of an Employee's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

       (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee

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
(which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price. The Committee may, in its discretion, arrange procedures for the payment of the exercise price with one or more stock brokerage firms for the purpose of allowing a Participant to make a "cashless exercise" of an Option or Director Option.

       (e) Director Options. Subject to the provisions of the Plan and the recommendation of the Board, the Committee shall determine the Eligible Directors to whom Director Options shall be granted, the number of shares to be covered by each Director Option and the condition and limitations applicable to the exercise of each Director Option. Each Award of Director Options shall vest ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Eligible Director continues to serve as a member of the Board; provided, however, that the Award shall be one hundred percent (100%) vested in the event of the Eligible Director's death or Disability. A Director Option shall be exercisable until the earlier to occur of the following two (2) dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one (1) year (two (2) years in the case of an Eligible Director who becomes Disabled, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board upon Termination for Cause, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

       (f) Effect of a Change in Control. In the event of a Change in Control, all then outstanding Options and Director Options, shall become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Bank is merged into or consolidated with another corporation, or if the Company or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant or Eligible Director shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

       (g) Limitation on Awards. Notwithstanding anything herein to the contrary, (i) no Employee shall receive an Award covering in excess of twenty five percent (25%), (ii) no Eligible Director shall receive an Award covering in excess of five percent (5%) and (iii) Eligible Directors shall not receive Awards covering in excess of thirty percent (30%) in the aggregate, of the number of shares reserved for issuance under the Plan.

SECTION 7.   Amendment and Termination.

       (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Committee deems it necessary or appropriate to comply.

       (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

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
       (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8.   General Provisions.

       (a)   Nontransferability.

             (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during his lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order or
Section 8(a)(ii) as determined by the Committee.

             (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the preceding sentence, the Committee shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's Award Agreement.

       (b) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

       (c) Share Certificates. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

       (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposed of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

       (e) Withholding. A Participant shall be required to pay to the Company and the Company is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the exercise of any Option or Director Option until the Participant reimburses the Company for any amount required to be withheld.

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
       (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

       (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

       (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

       (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he has become the holder of such Shares.

       (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Missouri, without giving effect to the choice of law principles thereof.

       (k) Severability. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

       (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

       (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

       (n)   Rule 16b-3 Compliance.  With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

       (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

       (p) No Impact on Benefits. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

       (q) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9.   Term of the Plan.

       (a) Effective Date. The Plan shall become effective on June 6, 1997 but only if, prior to such date, the Plan is approved by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of consummation of the Company's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board.

       (b) Expiration Date. The Plan shall terminate on and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

                                   * * *

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                        Lexington B & L Financial Corp.              EXHIBIT B

              1996 Management Recognition and Development Plan

       1.    Purpose; Definitions.

       The purpose of the Plan is to increase the proprietary and vested interest of the key Employees and Eligible Directors of the Company and its Affiliates in the growth, development and financial success of the Company and its Affiliates by granting them awards of Restricted Shares.

       Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicated to the contrary.

       "Affiliate" shall mean the Bank and any other "subsidiary" of the Company as defined in Section 424(f) of the Code.

       "Award" shall mean an award of Restricted Shares under the Plan.

       "Bank" shall mean B & L Bank, Lexington, Missouri, or any successor thereto.

       "Board" shall mean the Board of Directors of the Company.

       "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares,
(b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

       "Code" shall mean the Internal Revenue Code of 1986, as amended.

       "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not designated by the Board, the Board shall serve as the Committee for all purposes under the Plan.

       "Company" shall mean Lexington B & L Financial Corp., a Missouri corporation.

       "Designated Beneficiary" shall have the meaning set forth in Section
2.2 hereof.

       "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Committee, upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

       "Effective Date" shall have the meaning set forth in Section 5.1 hereof.

                                        B-1
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       "Eligible Director" shall mean a member of the Board on the Effective
Date who is not also an Employee.

       "Employee" shall mean any person who is employed by the Company or an Affiliate.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

       "Participant" shall mean an Employee or Eligible Director to whom an award of Restricted Shares is granted pursuant to the Plan.

       "Plan" shall mean this Lexington B & L Financial Corp. 1996 Management Recognition and Development Plan, as hereinafter amended from time to time.

       "Restricted Shares" shall mean Shares which are awarded to an Employee or Eligible Director that are subject to the transfer and forfeitability restrictions described in Section 4.2.

       "Share" shall mean a share of the Company's common stock, par value $.01 per share.

       2.    Administration.

       2.1   Administration

       The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan and Awards thereunder as are consistent with its terms and provisions and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Company, shareholders, Participants and Designated Beneficiaries. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms, and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards thereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

       2.2   Designated Beneficiaries

       If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary specifically designated by a Participant in writing to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's surviving spouse or, if none, his estate.

       3.    Shares Subject To The Plan.

       3.1   Shares Subject to the Plan

       The maximum number of Shares that may be the subject of Awards under this Plan shall be 50,600. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that a trust is established in connection with the Plan pursuant to Section 5.4, the Company may authorize the trustees of the trust to purchase Shares in the open market with funds contributed by the Company or an Affiliate and such shares shall be included in the number of shares that may be the subject of Awards. In the event that Restricted Shares are forfeited for any reason, such Shares shall thereafter again be available for award pursuant to the Plan.

                                        B-2
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
       3.2   Changes in the Company's Shares

       In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, stock split, spin-off, combination, or exchange of Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended under this Plan, the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares which thereafter may be awarded under the Plan, or the number and kind of Shares subject to outstanding awards; provided, however, that the number of Shares subject to any award shall always be a whole number.

       4.    Restricted Shares

       4.1   Eligibility; Awards Under the Plan

       (a) Eligibility. Employees (including officers and employee directors of the Bank) and Eligible Directors shall be eligible to participate in the Plan upon designation by the Committee. To the extent that Shares are available for grant under the Plan, then upon recommendation of the Board, the Committee shall determine which of the Employees and Eligible Directors shall be granted an Award and the number of Restricted Shares covered by each Award. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the chief executive officer and other senior executive officers of the Company and its Affiliates.

       (b) Limitation on Awards. Notwithstanding anything herein to the contrary, (i) no Employee shall receive Awards covering in excess of twenty five percent (25%), (ii) no Eligible Director shall receive Awards covering in excess of five percent (5%) and (iii) Eligible Directors shall not receive Awards covering in excess of thirty percent (30%) in the aggregate, of the number of shares reserved for issuance under the Plan.

       (c) Fractions of Shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

       4.2   Terms of Awards

       The Restricted Shares awarded hereunder shall be awarded only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain the following terms and conditions:

       (a) Acceptance of Award. An award of Restricted Shares must be accepted by the Participant within a period of sixty (60) days (or such other period as the Committee may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Company.

       (b) Restrictions and Conditions. The Restricted Shares awarded to a participant pursuant to this Section 4 shall be subject to the following restrictions and conditions:

             (i) A Participant shall not be permitted to vote, sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan prior to the date on which such shares vest in accordance with clause
(iii), except in accordance with the laws of descent and distribution.

             (ii) On the date an Award of Restricted Shares vests in accordance with clause (iii), a Participant (or his beneficiary) shall be entitled to receive any cash dividends previously paid with respect to the Restricted Shares, together with interest accrued thereon (at a reasonable rate established from time to time by the Committee). Prior to such date, cash dividends shall be held by the Company for the account of the Participant.

                                        B-3
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
Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply with respect to the Restricted Shares with respect to which such dividends are paid.

             (iii) Subject to the applicable provisions of the Restricted Share award agreement and this Section, a Participant's interest in Shares shall immediately become fully vested and nonforfeitable, and the restrictions set forth in this Section 4.2 shall lapse (x) ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains an Employee or Eligible Director (y) upon the Participant's death or Disability, or (z) upon a Change in Control.

       4.3   Stock Certificates

       Except as otherwise provided herein, a stock certificate registered in the name of each Participant receiving a Restricted Share award (or in the name of a trustee for the benefit of each Participant) shall be issued in respect of such shares. Such certificate shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Committee shall determine. The Committee may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company (or in trust by a trustee) until the restrictions thereon shall have lapsed. If a trust is established in connection with the Plan, a certificate or certificates may be solely issued in the name of the trust; provided, however, that the trustee shall maintain a record of Awards authorized under the Plan and the amount of cash dividends payable to a Participant upon the vesting of any Award or installment thereof.

       5.    Miscellaneous.

       5.1   Shareholder Approval; Effective Date; Term

       The Plan shall become effective on June 6, 1997 but only if, prior to such date, the Plan is approved by a majority of the Company's shareholders at an annual or special meeting of shareholders of the Company held not less than six (6) months after the date of consummation of the Bank's mutual-to-stock conversion. The Plan shall continue in effect until the tenth anniversary of the Effective Date.

       5.2   Amendment, Suspension or Termination of the Plan

       The Plan may be wholly or partially amended or otherwise modified, suspends or terminated at any time or from time to time by the Board; provided, however, that no amendment or modification shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it necessary or appropriate to comply.

       From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination or expiration of the Plan.

       5.3   Regulations and Other Approvals

       (a) The obligation of the Company to deliver Shares with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

       (b) The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules or requirements of any governmental authority.

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       (c)   Each award of Shares is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any United States, state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

       (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933 or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

       (e) At the time of grant of any award, the Board may provide in the Restricted Share award agreement that any Shares received as a result of such grant shall be subject to a right of first refusal in favor of the Company, pursuant to which the Participant shall be required to offer to the Company any Shares that he wishes to sell, with the price being the then fair market value of such Shares, subject to such other terms and conditions as the Board may specify in the award agreement.

       (f) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

       (g) A Participant shall be required to pay to the Company or an Affiliate the amount of any applicable withholding taxes in respect of an Award and the Company shall be authorized to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the vesting of any Award, until the Participant reimburses the Company for any amount required to be withheld.

       5.4   Trust Arrangement

       All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, that nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

       5.5   Governing Law

       The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Missouri without giving effect to the choice of law principles thereof.

       5.6   Titles; Construction

       Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

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